UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006
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                               Nara Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-50245                     95-4170121
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


    3701 Wilshire Boulevard, Suite 220, Los Angeles, CA             90010
          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (213) 639-1700



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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events


     On August 9, 2006, Nara Bancorp, Inc. (the "Bancorp") issued a press release relating to the election of board member Ki Suh Park as Vice-Chairman of Nara Bancorp, Inc. and Chairman of Nara Bank. Chong Moon Lee will remain Chairman of the Bancorp and a director of Nara Bank. A copy of the press release is attached to this Report as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press release issued by Nara Bancorp, Inc. dated August 9, 2006.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Nara Bancorp, Inc.


Date: August 10, 2006                         /s/  Alvin D. Kang
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                                              Alvin D. Kang
                                              Executive Vice President and Chief
                                              Financial Officer


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